UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2008

The Medicines Company

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31191	04-3324394
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Campus Drive Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (973) 656-1616

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                ☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                ☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                ☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                ☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed by The Medicines Company on August 6, 2008 to replace the disclosure in Item 9.01 with the disclosure set forth below and to file Exhibit 2.1.

Item 9.01.   Financial Statements and Exhibits.

(d)        Exhibits.

2.1†	Sale and Purchase Agreement, dated August 4, 2008, between The Medicines Company and Curacyte AG.

99.1	Press release dated August 5, 2008 entitled “The Medicines Company’s Acquires CU-2010 and Curacyte Discovery GmbH” (previously filed with the Current Report on Form 8-K filed on August 6, 2008).

†                                         Confidential treatment requested as to certain portions, which portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEDICINES COMPANY

Date: November 10, 2008	By:	/s/ Paul M. Antinori

Paul M. Antinori
Senior Vice President and General
Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1†	Sale and Purchase Agreement, dated August 4, 2008, between The Medicines Company and Curacyte AG.

99.1	Press release dated August 5, 2008 entitled “The Medicines Company’s Acquires CU-2010 and Curacyte Discovery GmbH” (previously filed with the Current Report on Form 8-K filed on August 6, 2008).

†                                        Confidential treatment requested as to certain portions, which portions have been omitted and filed separately with the Securities and Exchange Commission.